Supplement Dated Oct. 17, 2003*
         to the Statement of Additional Information Dated June 27, 2003
                of IDS Life Series Fund, Inc. S-6191-20 U (6/03)



Effective Oct. 20, 2003:

The first paragraph in the subsection entitled Subadviser under the Investment Management Service Agreement section has been deleted and the following text has been inserted:

American Express Asset Management International Inc.: American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474, subadvises the assets in the International Equity Portfolio. AEAMI, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Investment decisions for International Equity Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly owned subsidiary of AEFC.



S-6191-7 A (10/03)

* Valid until June 27, 2004.